Supplement, dated April 2, 1998, to the prospectus, dated February 1,
                                   1998
                                    of
                Seligman Frontier Fund, Inc. (the "Fund")


      The following supersedes the related information set forth in the Fund's prospectus.

      Prior to March 30, 1998, the Manager was party to a Subadvisory Agreement with Seligman Henderson Co. pursuant to which Seligman Henderson Co. agreed to provide investment advisory services to the Fund in respect of foreign assets to the extent requested by the Manager. No such advice was ever provided and on March 30, 1998, the Subadvisory Agreement terminated in accordance with its terms. The Manager has no present plans to enter into similar subadvisory arrangements in respect of the Fund.

EQFRS1-4/98